                                                                 EXHIBIT 10.2.1

                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT
                           --------------------------


     This First Amendment to Revolving Credit Agreement (this "Amendment") is dated as of May 2, 1996 by and among Bradley Real Estate, Inc., a Maryland corporation and Bradley Operating Limited Partnership, a Delaware limited partnership (jointly and severally, with certain Subsidiaries that become parties hereto, the "Borrower"), The First National Bank of Boston, a national banking association ("FNBB"), Fleet National Bank ("Fleet"), Wells Fargo Realty Advisors Funding, Incorporated ("Wells"), Mellon Bank, N.A. ("Mellon"), Signet Bank ("Signet") and The First National Bank of Boston, as agent for itself and such other Banks (the "Agent").

     WHEREAS, the Borrower, FNBB and the Agent entered into a Revolving Credit Agreement dated as of March 15, 1996 (the "Credit Agreement");

     WHEREAS, all capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement;

     WHEREAS, pursuant to Assignments and Acceptances of even date herewith, FNBB has assigned portions of its Commitment Percentage, Commitment and the same portion of the Loans owing to it to Fleet, Wells, Mellon and Signet; and Fleet, Wells, Mellon and Signet have become "Banks" under the Credit Agreement;

     WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement in several respects;

     NOW, THEREFORE, the Borrower, the Banks and the Agent hereby agree as follows:

     Section 1.  Amendments.  The Credit Agreement is amended as follows:

     Section 1.1. The definitions of "Assets under Development", and "Interest Payment Date" set forth in Section 1.1 of the Credit Agreement, are hereby amended by deleting such definitions and substituting the following therefor:

     "Assets Under Development. As of any date of determination, the total book value (as determined by generally accepted accounting principles) of land (and any Buildings to the extent constructed thereon, but not including the value of any tenant improvements constructed thereon) wholly owned by the Borrower or its Subsidiaries which is currently under development. As used herein, "currently under development" shall mean that the Borrower or its Subsidiaries is actively pursuing construction of Buildings, and such construction is proceeding to completion without undue delay from permit denial, construction delays or otherwise. For the purposes hereof, a Real Estate Asset shall no longer be deemed to be an Asset Under Development when the Buildings(s) on such Real Estate Asset have attained 90% physical and rental occupancy for six consecutive months (totalling at least 180 days) provided that nothing contained herein shall prohibit the Borrower from otherwise characterizing such Real Estate Asset if the same may be otherwise characterized under this Agreement."

     "Interest Payment Date. As to any Loan, the last day of each calendar month."

     Section 1.2 The definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the fourth sentence thereof in its entirety and substituting the following therefor:

     "In the event that the Borrower has then current ratings from S&P and Moody's and neither of such ratings is lower than BBB- and Baa3, respectively, then the Applicable Margin shall be the average of the margins applicable to each rating."

     Section 1.3 The definition of "Eligible Assignee" set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the following clause after the figure "$5,000,000,000" appearing in the third and seventh lines of such definition:

     ", and having a rating of not less than A2/P2 or its equivalent by S&P".

     Section 1.4 The definition of "Indebtedness" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the word "and" before clause
(e) and by inserting the following clause at the end thereof:

     "; and (f) the total aggregate proportionate share of the Borrower or its Subsidiaries in any borrowed-money indebtedness of unconsolidated joint ventures or other unconsolidated affiliates".

     Section 1.5. The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the word "and" before clause
(c) and by inserting the following clause at the end thereof:

     "and (d) prior to the Original Maturity Date, the Borrower shall purchase interest rate protection arrangements for such additional year."

     Section 1.6 The definition of "Real Estate Assets" set forth in Section
1.1 of the Credit Agreement is hereby amended by deleting the number "30" contained in the sixth line thereof and substituting the number of "40" therefor.

     Section 1.7 The definition of "Unencumbered Asset" set forth in Section
1.1 of the Credit Agreement is hereby amended by deleting the word "and" before clause (d) and by inserting the following clause at the end thereof:

     "and (e) is not a non-core asset or mixed use asset as referred to in the Business Plan Summary acquired by the Borrower after May 2, 1996.
Notwithstanding anything contained herein to the contrary, in no event shall the value of Unencumbered Assets attributable to Real Estate Assets which are ground leases exceed $25,000,000 in the aggregate."

     Section 1.8 Section 2A.3 of the Credit Agreement is hereby amended by inserting the word "honoring" before the word "such" appearing in the eleventh line thereof and by inserting the words "and the Banks" after the word "Borrower" appearing in the twenty-fourth line thereof.

     Section 1.9 Section 7.2 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the first sentence thereof:

     "In the event that Thomas P. D'Arcy dies, is incapacitated, is dismissed or resigns as chief executive officer of Bradley Real Estate, Inc., Bradley Real Estate, Inc. shall appoint a successor reasonably acceptable to the Banks within one hundred twenty (120) days thereafter".

     Section 1.10 Section 7.4 of the Credit Agreement is hereby amended by inserting the following clause after clause (h) of such section:

     "(hh) within thirty (30) days after the end of each fiscal year of the Borrower, current title reports for each of the Unencumbered Assets;".

     Section 1.11 Section 7.15 of the Credit Agreement is hereby amended by deleting the following words from the first sentence thereof:

     "for a period of two (2) years from the Effective Date".

     Section 1.12 Section 7.16 of the Credit Agreement is hereby amended by deleting the word "and" before clause (viii) and by inserting the following clause at the end thereof:

     ", and (ix) a copy of the owner's title insurance policy issued to the Borrower or a Subsidiary with respect to such Real Estate Asset".

     Section 1.13 Section 8.1 of the Credit Agreement is hereby amended by deleting the word "and" before clause(v) and by inserting the following:

     "and (vi) Accounts payable of the Borrower and its Subsidiaries which exceed $40,000,000 in the aggregate at any one time".

     Section 1.14 Section 9.7(b) of the Credit Agreement is hereby amended by inserting the words "gross rents and cash reimbursements to the applicable landlord" after the word "pro-forma" appearing in the fourth line thereof.

     Section 1.15 Section 9.7 of the Credit Agreement is hereby amended by inserting the following clause after Section 9.7(b) contained therein:

     "(c) The Borrower shall not permit, and shall not permit any of its Subsidiaries to allow, the projected full cost budgets of all Assets Under Development (excluding the costs of any tenant improvements) to exceed $50,000,000 in the aggregate at any one time."

     Section 1.16 Section 14.5(b) of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety.

     Section 1.17 Section 14.9 of the Credit Agreement is hereby amended by inserting the following clause at the end of the second sentence thereof:

     ", provided that Borrower shall be deemed to have approved any Bank which is a party to this Agreement as of May 2, 1996, as a successor Agent hereunder."

     Section 1.18 Section 18.1 of the Credit Agreement is hereby amended by inserting the words "(provided there is no continuing Event of Default)" after the word "Borrower" appearing in the seventh line thereof.

     Section 1.19 Section 18.1 of the Credit Agreement is hereby further amended by inserting the following sentence at the end thereof:

     "Notwithstanding anything contained herein to the contrary, FNBB shall at all times maintain a Commitment Percentage equal to the greater of (a) 20% or
(b) the Commitment Percentage of the Bank with the largest Commitment."

     Section 1.20 Schedule 1 and Schedule 1.2 of the Credit Agreement are hereby deleted in their entirety and Schedule 1 and Schedule 1.2 attached hereto substituted thereof.

     Section 2. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Agent or the Banks under the Credit Agreement, nor alter, modify or amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. As of the date hereof, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as amended by this Amendment.

     Section 3. The Borrower hereby confirms that the representations and warranties of the Borrower contained in the Credit Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof.

     Section 4. This Amendment shall be deemed to be a contract made under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts without regard to choice of law principles.

     Section 5. FNBB, Fleet, Wells, Mellon and Signet shall hereafter be Banks under the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

                                           BRADLEY REAL ESTATE, INC.

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           BRADLEY OPERATING LIMITED
                                           PARTNERSHIP
                                           By:  Bradley Real Estate, Inc., its
                                           general partner

                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                           THE FIRST NATIONAL BANK OF BOSTON,
                                           individually and as Agent


                                           By:
                                              --------------------------------
                                           Howard N. Blackwell
                                           Director


                                           FLEET NATIONAL BANK


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------


                                           MELLON BANK, N.A.


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           SIGNET BANK


                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

                                           WELLS FARGO REALTY ADVISORS FUNDING,
                                           INCORPORATED,
                                           a Colorado corporation

                                           By:  WELLS FARGO REAL ESTATE
                                                GROUP, INC., its agent


                                           By:
                                              --------------------------------
                                           Name:   E.F. Shay III
                                           Title:  Vice President

                                           By:
                                              --------------------------------
                                           Name:   Kimberly R. Perrell
                                           Title:  Assistant Secretary

                              SECOND AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT
                           --------------------------


     This Second Amendment to Revolving Credit Agreement (this "Amendment") is dated as of March __, 1997 by and among Bradley Real Estate, Inc., a Maryland corporation and Bradley Operating Limited Partnership, a Delaware limited partnership (jointly and severally, with certain Subsidiaries that become parties hereto, the "Borrower"), The First National Bank of Boston, Fleet National Bank, Wells Fargo Bank, National Association (successor in interest to Wells Fargo Realty Advisors Funding, Incorporated), Mellon Bank, N.A., Signet Bank (collectively, the "Banks"), and The First National Bank of Boston, as agent for itself and the other Banks (the "Agent").

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Revolving Credit Agreement dated as of March 15, 1996, as amended by the First Amendment to Revolving Credit Agreement dated as of May 2, 1996 (as so amended, the "Credit Agreement");

     WHEREAS, all capitalized terms used herein and not otherwise defined shall have the same respective meanings herein as in the Credit Agreement;

     WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement in several respects;

     NOW, THEREFORE, the Borrower, the Banks and the Agent hereby agree as follows:

     Section 1.  Amendments.  Effective as of the Effective Date (as defined in
Section 6 hereof), the Credit Agreement is amended as follows:

     Section 1.1. The definition of "Applicable Margin" set forth in Section
1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting the following new definition in place thereof:

     "Applicable Margin. The applicable margin over the then Eurodollar Rate or LIBOR Rate, as applicable to the Loan(s) in question, as set forth below used in calculating the interest rate applicable to Eurodollar Rate Loans and LIBOR Rate Loans, which shall vary from time to time in accordance with the Borrower's long term unsecured debt ratings (or, if applicable, Borrower's Indicative Rating). The Applicable Margin to be used in calculating the interest rate applicable to Eurodollar Rate or LIBOR Rate Loans shall vary from time to time in accordance with the Borrower's then applicable (x) Moody's debt rating or (y) S&P's debt rating, as the case may be, and the Applicable Margins shall be adjusted effective on the next Business Day following any change in Borrower's Moody's debt rating or S&P's debt rating, as the case may be, for Loans arising thereafter. In the event that only one of Moody's or S&P has set Borrower's credit rating, then the Applicable Margin shall be based on such rating only. In the event that the Borrower has then current ratings from S&P and Moody's and neither of such ratings is lower than BBB- and Baa3, respectively, then the Applicable Margin shall be the average of the margins applicable to each rating. In the event that the Borrower has then current ratings from S&P and Moody's, and one or both of such ratings is lower than BBB- or Baa3, as applicable, then the Applicable Margin shall be based upon the lower of such ratings. The applicable debt ratings and the Applicable Margins are set forth in the following table:


================================================================================
                                     APPLICABLE           APPLICABLE
                                     MARGIN FOR             MARGIN
                                     LIBOR RATE         FOR EURODOLLAR
  S&P RATING    MOODY'S RATING         LOANS              RATE LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BBB+ OR HIGHER  Baa1 OR HIGHER         1.125%                1.125%
--------------------------------------------------------------------------------
     BBB             Baa2              1.250%                1.250%
--------------------------------------------------------------------------------
     BBB-            Baa3              1.375%                1.375%
--------------------------------------------------------------------------------
LESS THAN BBB-  LESS THAN Baa3         1.500%                1.500%
--------------------------------------------------------------------------------

     If a rating agency downgrade or discontinuance results in an increase in the Applicable Margin for Eurodollar Rate Loans or the Applicable Margin for LIBOR Rate Loans and if such downgrade or discontinuance is reversed and the affected Applicable Margin is restored within ninety (90) days thereafter to the Applicable Margin in effect immediately prior to such downgrade or discontinuance, then, at Borrower's request, borrower shall receive a credit against interest next due the Banks equal to interest accrued from time to time during such period of downgrade or discontinuance on the Loans at the differential between such Applicable Margins.

     Until such time as the Borrower obtains long-term unsecured debt ratings (or Indicative Rating, as applicable) from either S&P or Moody's, the Applicable Margin for Eurodollar Rate Loans and LIBOR Rate Loans shall be 1.50%."

     Section 1.2 The definition of "Maturity Date" set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting the following new definition in place thereof:

     "Maturity Date. March 15, 1999, or such other date on which the Loans shall become due and payable pursuant to the terms hereof; provided that the Borrower may, at its option, extend the Maturity Date from March 15, 1999 (the "Original Maturity Date") to March 15, 2000 if: (a) the Borrower submits a written request for such extension to the Agent at least ninety (90) days but not more than one hundred and eighty (180) days prior to the Original Maturity Date together with an extension fee equal to one-quarter of one percent (1/4%) of the Total Commitment, and (b) no Default or Event of Default exists as of the date of such request or as of the Original Maturity Date, as evidenced by a certificate from the principal financial or accounting officer of the Borrower delivered as part of the request and at least five (5) days prior to the Original Maturity Date, as the case may be; and provided further that so long as the Borrower has successfully extended the Maturity Date to March 15, 2000 and has not received written notice from the Agent at the direction of any Bank on or before June 15, 1999 that no further extensions of the Maturity Date will be permitted (it being agreed that if such written notice is given to the Borrower by the Agent on or before June 15, 1999, then the Maturity Date shall remain as March 15,
2000), the Borrower may, at its option, further extend the Maturity Date from March 15, 2000 (the "Extended Maturity Date") to March 15, 2001 if: (a) the Borrower submits a written request for such extension to the Agent at least ninety (90) days but not more than one hundred and eighty (180) days prior to the Extended Maturity Date together with an extension fee equal to one-quarter of one percent (1/4%) of the Total Commitment, and (b) no Default or Event of Default exists as of the date of such request or as of the Extended Maturity Date, as evidenced by a certificate from the principal financial or accounting officer of the Borrower delivered as part of the request and at least five (5) days prior to the Extended Maturity Date, as the case may be. There shall be no further extensions beyond any extension, if exercisable and if exercised as provided herein, to March 15, 2001."

     Section 1.3 Section 4.2 of the Credit Agreement is hereby amended by (a) deleting the percentage "60%" immediately after the words "more than" in clause
(a) on the ninth line of such Section 4.2 and substituting the percentage "50%" in place thereof and (b) deleting the percentage "60%" immediately after the words "less than" in clause (b) on the fifteenth and sixteenth lines of such
Section 4.2 and substituting the percentage "50%" in place thereof.

     Section 1.4 Section 8.1 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting the following new clause (i) in place thereof:

     "(i) Consolidated Unsecured Indebtedness (excluding the Obligations), if (A) such Indebtedness is incurred under a line of credit or revolving credit facility with a bank or other financial institution, or (B) such Indebtedness matures within five (5) years of the date such indebtedness is incurred, or (C) the covenants applicable to such Indebtedness, taken as a whole, are more restrictive on the Borrower than the covenants contained in this Agreement, until such time as the Borrower receives a long-term unsecured debt rating or Indicative Rating from either Moody's or S&P of not less than BBB- or Baa3, whichever is applicable;"

     Section 1.5 Section 8.7 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting the following new
Section 8.7 in place thereof:

                "Section 8.7. Distributions. So long as no Event of Default has occurred and is continuing, the Borrower and its Subsidiaries shall be permitted to make Distributions from time to time in amounts determined by Borrower, provided, however, that in no event shall Borrower make any Distribution if such Distribution, together with other Distributions made in such fiscal year, in the aggregate, would exceed 95% of Funds From Operations for such fiscal year. Notwithstanding the foregoing, the Borrower shall be permitted at any time to make those Distributions which are necessary to maintain its tax status as a real estate investment trust; provided, however, that any such Distributions permitted to be made during the continuance of an Event of Default shall in no way constitute a waiver of or forbearance of such Event of Default by the Banks, it being understood and agreed that the Banks shall continue to have all rights and remedies with respect to such Event of Default as are provided in the Agreement, the other Loan Documents and applicable law."

     Section 1.6 Section 9.1 of the Credit Agreement is hereby amended by deleting the percentage "50%" immediately after the words "to exceed" on the third line thereof and substituting the percentage "55%" in place thereof.

     Section 1.7 Section 9.4 of the Credit Agreement is hereby amended by deleting the number "1.75" immediately after the words "less than" on the third line thereof and substituting the number "1.67" in place thereof.

     Section 1.8 Section 9.6 of the Credit Agreement is hereby amended by deleting such Section 9.6 in its entirety and substituting the following new
Section 9.6 in place thereof:

           "Section 9.6. UNENCUMBERED ASSET DEBT SERVICE COVERAGE. As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit Consolidated Unencumbered Asset Cash Flow to be less than 1.50 times Consolidated Unsecured Debt Service Charges, based on the most recent two (2) fiscal quarter results annualized."

     Section 1.9. Section 7.15 of the Credit Agreement is hereby amended by deleting the words "$100,000,000 for a period of two (2) years from the Effective Date" immediately after the words "not less then" on the fifth line thereof and substituting the phrase "66.67% of the average of the amount outstanding during the prior twelve (12) month period during the term of this Agreement" in place thereof.

     Section 2. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Agent or the Banks under the Credit Agreement, nor alter, modify or amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. As of the date hereof, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as amended by this Amendment.

     Section 3. The Borrower hereby confirms that the representations and warranties of the Borrower contained in the Credit Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, with the same force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Amendment. No Default or Event of Default exists on the date hereof.

     Section 4. This Amendment has been duly authorized, executed and delivered by the Borrower, the Agent and each of the Banks. The agreements and obligations of the Borrower contained herein and in the Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 5. This Amendment shall be deemed to be a contract made under seal and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts without regard to choice of law principles.

     Section 6. This Amendment shall be effective (the "Effective Date") when the Agent receives;

     (a) a duly executed counterpart of this Amendment from each of the Banks and the Borrower;

     (b) a certificate of the Secretary of Bradley Real Estate, Inc. as to the lack of changes in the organizational documents of Bradley Real Estate, Inc. and Bradley Operating Limited Partnership since March 15, 1996;

     (c) evidence that all corporate action or other charter or organizational acts on the part of the Borrower necessary for the valid execution, delivery and performance by Borrower of this Amendment and the Credit Agreement as amended by this Amendment have been duly and effectively taken;

     (d) good standing certificates dated as of a recent date from the Borrower's jurisdiction of incorporation; and

     (e) a favorable opinion, in form and substance satisfactory to the Banks and the Agent, from Goodwin, Procter & Hoar with respect to this Amendment.

     Section 7. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                                 [End of Text]

     In witness whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

                                        BRADLEY REAL ESTATE, INC.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        BRADLEY OPERATING LIMITED PARTNERSHIP
                                        By:  Bradley Real Estate, Inc., its
                                        general partner

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        individually and as Agent


                                        By:
                                           -----------------------------------
                                        Howard N. Blackwell
                                        Director


                                        FLEET NATIONAL BANK


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        MELLON BANK, N.A.


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                        SIGNET BANK


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        By:
                                           -----------------------------------
                                        Name:   E.F. Shay III
                                        Title:  Vice President